UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2017

Simon Property Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 W. Washington Street

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07           Submission of Matters to a Vote of Security Holders

At the 2017 Annual Meeting of Stockholders held on May 10, 2017, the Company’s stockholders voted on the following business items which were set forth in the notice for the meeting:

Proposal 1 — Election of Directors: a proposal to elect eleven (11) directors each for a one-year term ending at the 2018 Annual Meeting of Stockholders, including three (3) persons elected as directors by the voting trustees who vote the Class B common stock. All of the nominees for director received the requisite votes to be elected;

Proposal 2 — Advisory Vote on the Frequency of Executive Compensation Advisory Votes:  a proposal requesting stockholders to express their preference on the frequency of future advisory votes on executive compensation;

Proposal 3 — Advisory Vote to Approve Executive Compensation:  a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement received in excess of 88.0% of the votes cast; and

Proposal 4 — Ratification of Independent Registered Public Accounting Firm: a proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

The vote tabulation for each proposal is as follows:

Proposal 1 — Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	273,373,914	1,839,996	74,900	10,864,083
Larry C. Glasscock	273,114,921	1,897,842	276,047	10,864,083
Karen N. Horn, Ph.D.	265,953,701	9,258,450	76,659	10,864,083
Allan Hubbard	270,714,360	4,496,290	78,160	10,864,083
Reuben S. Leibowitz	267,298,527	7,795,880	194,403	10,864,083
Gary M. Rodkin	269,057,608	6,154,007	77,195	10,864,083
Daniel C. Smith, Ph.D.	270,839,807	4,372,597	76,406	10,864,083
J. Albert Smith, Jr.	249,657,577	25,554,024	77,209	10,864,083

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

David Simon

Herbert Simon

Richard S. Sokolov

Proposal 2 — Advisory Vote on the Frequency of Executive Compensation Advisory Votes

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE
266,834,605	170,240	8,141,088	142,877	10,864,083

Proposal 3 — Advisory Vote to Approve Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
242,481,404	32,307,291	500,115	10,864,083

Proposal 4 — Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
282,760,505	3,276,242	116,146

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2017

SIMON PROPERTY GROUP, INC.

	By:	/s/ Steven E. Fivel
		Name:	Steven E. Fivel
		Title:	General Counsel and Secretary